SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 14, 2000

                            Ixion Biotechnology, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware               333-334765             59-3174033
   (State or other jurisdiction    (Commission           (IRS Employer
          incorporation)           File Number)         Identification No.)


       13709 Progress Blvd., Box 13                         32615-9495
             Alachua, FL                                    (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code
                                  (904) 418-1428


                                       N/A
         (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant


     On July 14, 2000, the Company sold 3,337,500 shares of its common stock to Qvestor, LLC ("Qvestor"), a Delaware subsidiary of Q-Med AB (publ) ("Q-Med"), a Swedish biotech company whose shares are traded on the Stockholm stock exchange (Q-Med AB has no affiliation with Q-Med, Inc., a Nasdaq listed company.). At closing, Q-Med paid cash of $3,321.697 and provided certain other consideration in exchange for 3,337,500 newly-issued shares of the Company's Common Stock. The balance of the $6,675,000.00 cash portion of the purchase price will be paid by Qvestor by July 14, 2001. Prior to this transaction, Q-Med already owned 562,500 shares. After the transaction, Qvestor and Q-Med own approximately 59% of the issued and outstanding shares of common stock. In connection with the sale to Qvestor, the Company terminated its prior employment agreement with Weaver H. Gaines and entered into a new employment agreement with him, employing Mr. Gaines as Chairman of the Board of Directors and Chief Executive Officer of the Company. The Company also terminated its Deferred Compensation Plan and issued common stock to the Chairman, the President, the Senior Vice President and Chief Counsel, and one other employee in settlement of their deferred accounts which were long term liabilities of the Company. The Company also terminated its Employment Agreement with David Peck dated August 31, 1994 and the Consulting Agreement with Mr. Peck dated July 1, 1996. Mr. Peck resigned as President and CFO, but will remain as a director. Finally, Dr. Karl-E. Arfors, a director since 1998, resigned as a director, and Mr. P.O. Wallstrom, President of Q-Med, was elected to fill the vacancy. Dr. Arfors became a member of the Company's Scientific Advisory Board.

Item 7.  Financial Statements and Exhibits.

Exhibit        Description                                              Page(s)

   (1)         Underwriting agreement                                    None

   (2)         Plan of acquisition, reorganization, arrangement,
               liquidation or succession                                 None

       (2.1)   Stock Purchase Agreement, dated July 14, 2000,
               between the Qvestor and the Company                          4

   (4)         Instruments defining the rights of security
               holders, including indentures                             None

   (16)        Letter re change in certifying accountant                 None

   (17)        Letter re director resignation                            None

   (20)        Other documents or statements to security holders         None

   (23)        Consents of Experts and Counsel                           None

   (24)        Power of Attorney                                         None

   (99)        Additional Exhibits                                       None

       (99.1)  Employment Agreement, dated July 14, 2000, between
               the Company and Weaver H. Gaines                           106

       (99.2)  Shareholders Agreement, dated July 14, 2000, among the Company, Q-Med, Qvestor, Ammon B. Peck,
               Weaver H. Gaines                                           120

       (99.3)  Director's Agreement, dated July 14, 2000, among
               the Company, Qvestor, Q-Med                                148

       (99.4)  Voting Trust Agreement between the Company and
               Qvestor                                                    152

       (99.5)  Letter, dated July 14, 2000, from Q-Med to
               Weaver H. Gaines, Chairman and CEO of the Company          159

       (99.6)  Agreement and Release, dated July 14, 2000, between
               the Company and Ammon B. Peck                              162

       (99.7)  Agreement and Release, dated July 14, 2000, between
               the Company and David C. Peck                              164

       (99.8)  Agreement and Release, dated July 14, 2000, between
               the Company and Weaver H. Gaines                           166

       (99.9)  Agreement and Release, dated July 14, 2000, between
               the Company and Theodore L. Snow                           168

       (99.10) Press release dated July 17, 2000                          170

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Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      IXION TECHNOLOGY, INC.
                                      (Registrant)

Dated:        7/14/00
       --------------------                /S/ Weaver H. Gaines
                                      -------------------------------------
                                      WEAVER  H.  GAINES,  Chairman and CEO




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